DatChat Partners with Rutgers University Computer Science
Through Industry Affiliates Program

NEW BRUNSWICK, N.J., August 26, 2021 (GLOBE NEWSWIRE) -- DatChat, Inc. (NASDAQ: DATS) (“DatChat” or “Company”), a communications software company that gives users the ability to communicate with privacy and protection, today announced a partnership with Rutgers University Computer Science through their Industry Affiliates Program. DatChat will receive access to Rutgers engineering talent, collateral, and industry leading research and information.

DatChat’s engineering leverages blockchain technology and cyber-security protocols to create a privacy-first ecosystem, where users’ data is protected. Deploying blockchain in a social media use-case offers a unique opportunity, as the blockchain engineering space remains nascent. Through the partnership, DatChat will receive an open invitation to attend all colloquia and research presentations, access to technical reports and papers, facilitated introduction to faculty and research groups, and more.

“We’re at the confluence of blockchain technology, data privacy, and social media,” said Darin Myman, founder and CEO of DatChat. “We understand the importance of building tools and applications with the highest privacy and security standards, and our partnership with Rutgers University will provide access to information and up-and-coming engineering talent. Protecting users’ privacy and information is the future of sustainable technology business.”

DatChat’s technology and engineering mandate seeks to solve unique and complex challenges, which requires the brightest young minds prioritizing novel and abstract thinking. DatChat brings Silicon Valley culture to the East Coast, allowing students to remain local while pursuing career opportunities in technology.

About DatChat, Inc.

DatChat Messenger & Private Social Networking technology allows users to change how long their messages can be viewed before or after they send them, prevent screenshots and hide encrypted messages in plain site on their camera roll. DatChat’s patented technology offers users a traditional texting experience while providing control and security for their messages. With DatChat Messenger a user can decide how long their messages lasts on the recipient’s device, while feeling secure that at any time, they can delete a message or entire conversations, making it like the conversation never even happened.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company, the Company’s Messenger & Private Social Networking technology, the Company’s business plans, any future commercialization of the Company’s Messenger & Private Social Networking technology solutions, potential customers, business objectives and other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement. Risks facing the Company and its Messenger & Private Social Networking technology are set forth in the Company’s filings with the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investor Relations contact:
Alex Thompson, John Yi
Gateway Group, Inc.
(949) 574-3860
DATS@gatewayir.com

Press contact:
Jordan Schmidt
Gateway Group, Inc.
(949) 574-3860
DATS@gatewayir.com